Exhibit 10.8

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of April 2, 2008 to the Senior Subordinated Bridge Loan Agreement dated as of October 12, 2007, as amended and restated as of March 12, 2008 (the “Bridge Loan Agreement”) among VH MergerSub, Inc. (“Merger Sub” and, prior to the Merger, the “Borrower”), an Illinois corporation to be merged with and into CDW Corporation, an Illinois corporation (“CDW” or the “Company” and, after the Merger, the “Borrower”), VH Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiary Guarantors party thereto (collectively, the “Subsidiary Guarantors” and, individually, a “Subsidiary Guarantor”), the Lenders party thereto (collectively the “Lenders” and, individually, a “Lender”), and JPMorgan Chase Bank, N.A., as Administrative Agent.

The Borrower, Holdings, the Subsidiary Guarantors and the Lenders wish to amend the Bridge Loan Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 1 and not otherwise defined are used herein as defined in the Bridge Loan Agreement (as amended hereby).

Section 2. Amendments. Effective as provided in Section 5 hereof, the Bridge Loan Agreement shall be amended as follows:

2.01. References in the Bridge Loan Agreement (including references to the Bridge Loan Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Bridge Loan Agreement as amended hereby.

2.02. Section 1.01 of the Bridge Loan Agreement is hereby amended by deleting the following definitions in their entirety: “Additional Cap”, “Cap Designation Letter”, “Qualifying Bookrunner” and “Unused Additional Cap”.

2.03. Section 2.06(a)(iii) of the Bridge Loan Agreement is hereby amended in its entirety to read as follows:

(iii) Notwithstanding the foregoing clauses (i) and (ii), but subject to Section 2.06(b), the per annum interest rate borne by the Loans shall not exceed 12.535% (the “Total Cap”) per annum.

Section 3. Representations and Warranties. The Borrower represents and warrants (it being understood that, for purposes of the representations and warranties made in the Bridge Loan Documents on the Closing Date and on the date hereof, such representations and warranties shall be construed as though the Transactions have been consummated) to the Administrative Agent and each of the Lenders that (a) the representations and warranties set forth in Article III and in each other Bridge Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (b) no Event of Default or Default shall have occurred and be continuing.

Section 4. Confirmation of Guarantee. Each Guarantor, by its execution of this Agreement, hereby confirms and ratifies that all of its obligations as a Guarantor shall continue in full force and effect for the benefit of the Administrative Agent and the Lenders with respect to the Guaranteed Obligations as amended by this Amendment No. 1.

Section 5. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective on the date upon which each of the following conditions is satisfied:

(a) Amendment No. 1. This Amendment No. 1 shall have been duly executed and delivered by the Borrower, Holdings, the Administrative Agent and each of the Lenders. In addition, each of the Guarantors shall have executed and delivered its confirmation and consent provided for on the signature pages hereto.

(b) Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced at least one Business Day prior to the date hereof, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Bridge Loan Document.

Section 6. Miscellaneous. Except as herein provided, the Bridge Loan Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

CDW CORPORATION

By:	/s/ Barbara A. Klein
Name:	Barbara A. Klein
Title:	Senior Vice President and Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC., as a Lender

By:	/s/ Michael C. Moravec
Name:	Michael C. Moravec
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Ann B. Kerns
Name:	Ann B. Kerns
Title:	Vice President

MORGAN STANLEY BANK, as a Lender

By:	/s/ Henry F. D’Alessandro
Name:	Henry F. D’Alessandro
Title:	Authorized Signatory

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ David Mayhew
Name:	David Mayhew
Title:	Managing Director

By:	/s/ Stephen Cayer
Name:	Stephen Cayer
Title:	Director

VH HOLDINGS, INC.

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Treasurer and Assistant Secretary

CDW DIRECT, LLC

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and Assistant Secretary

CDW GOVERNMENT, INC.

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and Assistant Secretary

BERBEE INFORMATION NETWORKS CORPORATION

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and Assistant Secretary

CDW LOGISTICS, INC.

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and Assistant Secretary

CDW ASIA HOLDINGS, LLC

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and Assistant Secretary

CDW CORPORATION

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and Assistant Secretary

FORESIGHT TECHNOLOGY GROUP, INC.

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	Secretary